August 18, 2016

PROFIT FUNDS INVESTMENT TRUST
THE PROFIT FUND

Supplement to the Prospectus dated February 1, 2016

Effective immediately, The Profit Fund (the “Fund”), a series of the Profit Funds Investment Trust (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective September 28, 2016. Shares of the Fund are no longer available for purchase and, at the close of business on September 28, 2016, all outstanding shares of the Fund will be redeemed at net asset value (the “Transaction”).

The Board of Trustees of the Trust, in consultation with the Fund’s investment adviser, Profit Investment Management, LLC (the “Adviser”), determined at a meeting of the Board of Trustees of the Trust, held on August 18, 2016 (“Board Meeting”), to discontinue the Fund’s operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Through the date of the Transaction, the Adviser will continue to waive fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund’s fees and expenses at their current level, as specified in the Prospectus.

At the Board Meeting, the Board of Trustees directed that: (i) all of the Fund’s portfolio securities be redeemed not later than September 28, 2016; and (ii) all outstanding shareholder accounts on September 28, 2016 will be closed and the proceeds of each account would be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing fund accounts. As a result of the Transaction, the Fund’s normal exposure to equity investments will be reduced and eventually eliminated. Accordingly, shareholders should not expect the Fund to achieve its stated investment objective.

Shareholders may continue to freely redeem their shares on each business day prior to the Transaction.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders may choose to authorize, prior to September 28, 2016, a direct transfer of their retirement account assets to another tax-deferred retirement account. Typically, shareholders have 60 days from the date of the Transaction to invest the proceeds in another IRA or qualified retirement account; otherwise the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Fund, please call 1-888-744-2337.

Investors Should Retain this Supplement for Future Reference